    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 16, 2000.
                                                  REGISTRATION NO. 333-
===============================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ---------------------

                                    FORM S-8

                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933

                      INTEGRATED ELECTRICAL SERVICES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

              DELAWARE                                      76-0542208
   (STATE OR OTHER JURISDICTION OF                       (I.R.S. EMPLOYER
   INCORPORATION OR ORGANIZATION)                        IDENTIFICATION NO.)

                       515 POST OAK BOULEVARD, SUITE 450
                              HOUSTON, TEXAS 77027
         (ADDRESS, INCLUDING ZIP CODE, OF PRINCIPAL EXECUTIVE OFFICES)

                      INTEGRATED ELECTRICAL SERVICES, INC.
                                1997 STOCK PLAN
                            (FULL TITLE OF THE PLAN)

                                JOHN F. WOMBWELL
                       515 POST OAK BOULEVARD, SUITE 450
                              HOUSTON, TEXAS 77027
                                 (713) 860-1500
           (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER,
                   INCLUDING AREA CODE, OF AGENT FOR SERVICE)

                             ---------------------

                        CALCULATION OF REGISTRATION FEE

==============================================================================================================
                                                                                   PROPOSED
                                                                  PROPOSED         MAXIMUM
                                               AMOUNT             MAXIMUM         AGGREGATE        AMOUNT OF
                                               TO BE           OFFERING PRICE      OFFERING      REGISTRATION
  TITLE OF SECURITIES TO BE REGISTERED       REGISTERED (1)      PER SHARE (2)      PRICE (2)        FEE
-------------------------------------------------------------------------------------------------------------
Common Stock $.01 Par Value Per Share     2,400,000 Shares         $5.6875       $ 13,650,000    $  3,604
==============================================================================================================

(1) The number of Shares of Common Stock registered herein is subject to adjustment to prevent dilution resulting from stock splits, stock dividends or similar transactions.

(2) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(h) under the Securities Act, based upon the average of the high and low prices of the Registrant's Common Stock on the New York Stock Exchange on March 10, 2000 as reported in the Wall Street Journal on March 13, 2000.

                                     PART I

                INFORMATION REQUIRED IN SECTION 10(A) PROSPECTUS

         Information required by Part I to be contained in the Section 10(a) prospectus is omitted from this registration statement in accordance with Rule 428 under the Securities Act 0f 1933 (the "Securities Act") and the Note to
part I of Form S-8.

                                    PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

         This Registration Statement on Form S-8 is being filed by Integrated Electrical Services, Inc. (the "Company"), solely to register additional securities. In accordance with General Instruction E of Form S-8, the Company hereby incorporates by reference the contents of the Company's registration statement on Form S-8 (333-45449) relating to the 1997 Stock Plan, as amended.

ITEM 8.  EXHIBITS.

Exhibit
Number          Description
--------        -----------

  4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

  4.2 Bylaws (incorporated by reference to Exhibit 3.2 of Amendment No. 1 to the Company's Registration Statement on Form S-1 (No. 333-38715)).

  4.3 Integrated Electrical Services, Inc. 1997 Stock Plan (incorporated by reference to Exhibit 10.4 of Amendment No. 1 to the Company's Form S-1 (No. 333-38715)).

  4.4 Annual Report on Form 10-K for the year ended September 30, 1999 (incorporated by reference).

  5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

  23.1* --      Consent of Andrews & Kurth L.L.P. (Included in Exhibit 5.1)

  23.2* --      Consent of Arthur Andersen, LLP

  24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement.

-------------------
*filed herewith

                                   SIGNATURES


                                 THE REGISTRANT



           Pursuant to the requirements of the Securities Act, Integrated Electrical Services, Inc. certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas on November 10, 1999.

                                   INTEGRATED ELECTRICAL SERVICES, INC.
                                   (Registrant)

                                   By: /s/ Jim P. Wise
                                       ----------------------------------
                                       Jim P.Wise,Chief Executive Officer
                                       and Director

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned officers and directors of INTEGRATED ELECTRICAL SERVICES, INC. (the "Company") hereby constitutes and appoints Jim P. Wise, Stanley H. Florance, John F. Wombwell, or either of them (with full power to each of them to act alone), his true and lawful attorney-in-fact and agent, with full power of substitution, for him and on his behalf and in his name, place and stead, in any and all capacities, to sign, execute and file this Registration Statement under the Securities Act of 1933, as amended, and any or all amendments (including, without limitation, post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto, with the Securities and Exchange Commission or any regulatory authority, granting unto such attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same, as fully to all intents and purposes as he himself might or could do, if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their substitute or substitutes, may lawfully do or cause to be done.

         PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES INDICATED ON NOVEMBER 10, 1999, EXCEPT FOR MR. FLORANCE AND MR. DEPASCAL WHO SIGNED ON MARCH 1, 2000.

      Signature                                   Title

/s/ C. Byron Snyder                 Chairman of the Board of Directors
---------------------------
    C. Byron Snyder

/s/ Jon Pollock                     Vice Chairman of the Board of
---------------------------         Directors
    Jon Pollock


/s/ Jim P. Wise                     President, Chief Executive Officer
---------------------------         and Director (Principal Executive
    Jim P. Wise                     Officer)


/s/ Jerry Mills                     Director
---------------------------
    Jerry Mills


/s/ Ben L. Mueller                  Senior Vice President, Chief
---------------------------
    Ben L. Mueller                  Operating Officer and Director


/s/ Stanley H. Florance             Senior Vice President, Chief
---------------------------         Financial Officer (Principal
    Stanley H. Florance             Financial Officer)


/s/ Richard Muth                    Director
---------------------------
    Richard Muth


/s/ Alan R. Sielbeck                Director
---------------------------
    Alan R. Sielbeck


/s/ Robert Stalvey                  Director
---------------------------
    Robert Stalvey


/s/ Richard L. Tucker               Director
---------------------------
    Richard L. Tucker


/s/ Bob Weik                        Director
---------------------------
    Bob Weik


                                    Director
---------------------------
    Donald Paul Hodel


/s/ Neil DePascal                   Vice President, Chief Accounting
---------------------------         Officer (Principal Accounting
    Neil DePascal                   Officer)

                                 EXHIBIT INDEX


Exhibit
Number            Description
-------           -----------

  4.1 Amended and Restated Certificate of Incorporation (incorporated by reference to Exhibit 3.1 of Amendment No. 1 to the Company's Form S-1 (No. 333-38715)).

  4.2 Bylaws (incorporated by reference to Exhibit 3.2 of the Company's Form 10-K for the year ended September 30, 1999 filed with the SEC on December 16, 1999).

  4.3 Integrated Electrical Services, Inc. 1997 Director Stock Plan (incorporated by reference to Exhibit 10.4 of Amendment No. 1 to the Company's Registration Statement on Form S-1
                  (No. 333-38715)).

  5.1* Opinion of Andrews & Kurth L.L.P. as to the legality of the shares being registered.

  23.1* Consent of Andrews & Kurth L.L.P. (Included in the opinion filed as Exhibit 5.1 to this registration Statement).

  23.2*           Consent of Arthur Andersen, LLP.

  24.1 Powers of Attorney (set forth on the signature page contained in Part II of this Registration Statement).

---------------------
*filed herewith